UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2025
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SYNAPTICS INCORPORATED
(Exact name of Registrant as Specified in Its Charter)
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Delaware	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1109 McKay Drive
San Jose, California		95131
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 408 904-1100
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SYNA	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 29, 2025, the Board of Directors (the “Board”) of Synaptics Incorporated (the “Company”) approved and adopted an amendment and restatement of the Company’s Amended and Restated Bylaws (the “Bylaws”), including to (i) align Article II with the Securities and Exchange Commission’s requirements regarding universal proxies pursuant to Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as well as to modernize certain requirements under the advance notice Bylaw provisions; (ii) modify Articles II and III to clarify that meetings of stockholders and the Board, respectively, may be held by means of remote communication; (iii) modify provisions in Articles II and IV related to procedures for adjournment of meetings of stockholders, lists of stockholders entitled to vote at stockholder meetings and electronic transmission of notices to stockholders, in each case to be consistent with amendments to the Delaware General Corporation Law; (iv) update references to the “chairman” of the Board to “chair” throughout the Bylaws; (v) modify Article VI to modernize the ability to issue uncertificated shares; (vi) add Article VIII providing for an exclusive forum provision for certain internal corporate claims, consistent with Delaware law, which does not restrict stockholders from bringing federal securities claims in federal court; and (viii) make certain other minor changes and updates throughout. The amendment and restatement of the Bylaws was effective immediately. Under Delaware law and the Company’s Certificate of Incorporation, the Board is authorized to amend the Company’s Bylaws without stockholder approval.

The foregoing summary of the changes effectuated by the amendment and restatement of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Synaptics Incorporated, effective July 29, 2025.
104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SYNAPTICS INCORPORATED

Date:	July 31, 2025	By:	/s/ Lisa Bodensteiner
Lisa Bodensteiner Senior Vice President, Chief Legal Officer and Secretary